ASSET PURCHASE AGREEMENT

                                     BETWEEN

                 SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED

                                       AND

                                   Xingji Liu

                                   DATED AS OF

                               October 26th, 2007

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INDEX OF SCHEDULES AND EXHIBITS

Schedules:

1. Shouguang City Houxing Area Asset Checklist

2. Leased Property Description

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This ASSET PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of October
26th, 2007 (the "Effective Date") and comes into effect on the same day by and between the following two Parties:

(1) SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED, a company validly existing under the laws of China ("SCHC"), a subsidiary of Gulf Resources, Inc.("GUFR"); and

(2) Xingji Liu, ("LIU"), an individual resident of China who owns private land located in the Shouguang City Houxing Area.

WHEREAS: LIU wishes to sell, transfer and convey certain assets to SCHC, and SCHC wishes to purchase and acquire the same from LIU.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, SCHC, and LIU, both have reached an AGREEMENT reciprocally as follows:

1. CERTAIN DEFINITIONS

"Ordinary Course of Business" shall mean an action taken by LIU if such action is taken in normal operation, consistent with past practices.

"Closing" The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at SCHC's offices, on October 26, 2007 (the "Closing Date") or as soon thereafter as is practicable.

"GUFR" shall mean Gulf Resources, Inc., a Delaware corporation and parent of SCHC.

"Person" shall mean any individual, entity or governmental body.

"Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

2. TRANSFER OF THE ASSETS

2.1 LIU agrees that, upon the Closing, he will sell, transfer and deliver unto SCHC, its successors and assigns forever, by duly executed deed(s), bills of sale, assignment(s) or other instrument(s) of conveyance, for the consideration hereinafter provided, all right, title and interest in and to all assets listed and described on Schedule 1 attached hereto and incorporated herein by reference (the "Purchased Assets"). In addition to the Purchased Assets, LIU agrees at Closing to convey to SCHC all rights to the Lease (the "Lease") whereby LIU leases the leased property described in Schedule 2 attached hereto (the "Leased Property") and to execute and deliver such instruments of transfer and conveyance to effect the transfer of ownership of the Leased Property from LIU to SCHC.

2.2 As full consideration for the sale, assignment, transfer and delivery of the Purchased Assets and the Leased Property to SCHC, and upon the terms and subject to all of the conditions contained herein, SCHC shall pay to LIU the sum of $6,665,778 (the "Purchase Price") of which $2,879,616 (the "Initial Payment") shall be paid to LIU at the Closing and $3,786,162 shall be paid in cash or readily available funds within 5 days after the Closing.

2.3 As a result of Agreement, the Purchased Assets including, without limitation, annual estimated bromine production capacity of 3,900 tons, buildings, equipment, wells, pipelines, and power circuits will be owned by SCHC. SCHC is not assuming and shall not be liable for any and all debts, obligations and liabilities of LIU relating to the Purchased Assets and the Leased Property.

2.4 LIU covenants that the $872,550 lease payment due under the 50-year land lease for the Leased Property has been paid. Any economic losses or legal disputes relating to the ownership of the Leased Property, whether arising prior to or after the transfer of the Lease from LIU to SCHC, will be LIU's full responsibility.

2.5 If the transactions contemplated hereunder are not consummated within ten days of the date hereof, this Agreement shall terminate, and each party shall have no further obligation to the other party, except that if the transactions contemplated hereunder are not consummated due to a material default or breach on the part of SCHC, SCHC shall pay to LIU the sum of $333,289 as liquidated damages and not as a penalty.


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

2.6 Three days after the Effective Date, SCHC and LIU will both establish an asset assessment team to assess all of the Purchased Assets and the Leased Property for transfer and conveyance to SCHC.

3. REPRESENTATIONS AND WARRANTIES

3.1 LIU represents and warrants to SCHC the following:

(a) Authority. LIU has the power and authority to execute and deliver this Agreement and to perform his obligations hereunder, and to consummate the transactions hereby, and upon the execution and delivery of the instruments and documents specified herein, no further action will be required of LIU to vest legal title to and possession of the Purchased Assets and the Leased in the Purchaser, its successors and assigns forever.

(b) Title to Assets. LIU has good and marketable title to the Purchased Assets and holds a valid leasehold interest to the Leased Property pursuant to the Lease, free and clear of liens or encumbrances of any kind and no person, firm or corporation has any undisclosed adverse interest therein. The Lease pursuant to which LIU holds the Leased Property is in full force and effect and the assignment of the Lease to SCHC as provided for herein shall not give rise to a breach of the Lease.

(c) Condition of Purchased Assets. The Purchased Assets are in operating condition and repair, ordinary wear and tear excepted, and are suitable for continued use by SCHC in the production of bromine. The material buildings, plants, machinery and equipment necessary of in connection with the production of bromine located on the Leased Property as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put or would be put in the Ordinary Course of Business, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

(d) Disclosure. No representation or warranty by LIU contained in this Agreement or any written statement furnished to SCHC pursuant hereto, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statement contained herein true and not misleading.

(e) Reliance. The foregoing representations and warranties have been made by LIU with the knowledge and expectation that SCHC is placing reliance thereon, and all such representations and warranties shall survive the Closing for a period of one (1) year.


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

3.2 Each of SCHC and LIU represents and warrants respectively to the other as follows:

(a) Each of SCHC and LIU warrants that has taken all necessary actions for the execution and performance of this Agreement.

(b) The performance of the transaction contemplated hereunder is not subject to the consent, approval or order of any governmental authorities or any other third parties, nor is it subject to any conditions precedent as registration with, qualification verification by or document delivery to any governmental authorities or any other third parties.

4. INDEMNIFICATION

4.1 LIU agrees to indemnify, hold harmless and reimburse the Purchaser at all times after the Closing, against and with respect to:

(a) any damage or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of LIU made in this Agreement, any other agreement or instrument delivered by LIU at the Closing;

(b) any damages or claims asserted against the Purchaser on account of any liability of LIU in connection with his ownership of the Purchased Assets and the Leased Property ; and

(c) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to the foregoing.

5. MISCELLANEOUS PROVISIONS.

5.1 No Assumption of Liabilities. Except as specifically set forth in this Agreement, nothing in this Agreement shall be construed to impose upon SCHC the assumption of any claim against or liability or obligation of LIU, arising out of his business, or the use, operation or possession of the Purchased Assets, through the Closing, or thereafter.

5.2 Books and Records. Those books and records reasonably deemed primarily to relate to the Purchased Assets and maintained separately from the other records of LIU shall be delivered to and become the property of SCHC.

5.3 Expenses of Negotiation and Transfer. Each party to this Agreement shall pay its own expenses and other costs incidental to or resulting from this Agreement, whether or not the transactions contemplated hereby are consummated.

5.4 Entire Agreement. This Agreement, along with the documents and agreements to be executed in connection herewith, constitutes the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter made in writing and signed by the party to be


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

bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those listed in this Agreement. No waiver by any party with respect to any breach or default or of any right or remedy and no course of dealing shall be deemed to constitute a continuing waiver of any other breach or default or of any other right or remedy, unless such waiver be expressed in writing signed by the party to be bound. Failure of a party to exercise any right shall not be deemed a waiver of such right or rights in the future.

5.5 Binding Effect. All of the covenants, conditions, agreements and undertakings set forth in this Agreement shall extend to and be binding upon LIU and SCHC and their respective successors and assigns.

5.6 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties

5.7 Headings. Headings as to the contents of particular Sections are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Sections to which they refer.

5.8 Exhibits and Schedules. The Exhibits and Schedules (and any appendices thereto) referred to in this Agreement are and shall be incorporated herein and made a part hereof.

5.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together will constitute an integral party of this Agreement.


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

IN WITNESS HEREOF, SCHC and LIU have caused this Agreement to be executed by their duly authorized representatives as of the date first hereinabove mentioned.

SCHC: SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED

Signed by: /s/ Ming Yang
           ---------------------------------
Name:      Ming Yang
Position:  CEO


           XINGJI LIU

           /s/ Xingji Liu
           ---------------------------------
                      Xingji Liu


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

Schedule 1
---------------------------------------------------------------------------------------------------------
                              Shouguang City Houxing Area Asset checklist
---------------------------------------------------------------------------------------------------------
Check Time              Fixed Asset                         Unit                   Quantity
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Office                              405 square meter                          17
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Plant                                                                          1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Garage                                                                         1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Unerwater pump                      3,000 Watt                                23
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Power cable                                                205 meter
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Water container                     4.5 square meter                           1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Generator                           3.5 K watt                                 1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Stove                               2 tons                                     1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         PVC pipe                                                   480 meter
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Vaporizer                           2.5 cubic meter                            3
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Stove Operating Room                30 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Shower Room                         17.5 square meter                          1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Sulfur stove                                                                   1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Washing Tower                       4.5 cubic meter                            2
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Precipitation Cylinder              15 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Water Pump                          3.5 K watt                                 1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         sulfuric acid container             13 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Liquid Chlorine cylinder                                                      25
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         brimstone storage                   21 cubic meter                             3
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Control Room                        21 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Laboratory                          21 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Blowing Tower                                                                  2
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Receiving Tower                                                                2
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Brine Pool                          6,000 cubic meter                          1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         High Voltage wire set               1,250KVA                                   2
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Bromine well                                                                 432
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Finalized pool                      210 cubic meter                            1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Clean water processing pool         60 cubic meter                             1
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         convey trench                                              8,500 meter
----------------------- ----------------------------------- ---------------------- ----------------------

                        Raw Material
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Sulfuric Acid                       ton                                    35.21
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Brimstone                           ton                                     12.5
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Coal                                ton                                     31.5
----------------------- ----------------------------------- ---------------------- ----------------------
October/23/2007         Liquid Chlorine                     ton                                       19
----------------------- ----------------------------------- ---------------------- ----------------------

----------------------- ----------------------------------- ---------------------- ----------------------
Checker: Min Li                                             Owner:Xingji Liu
----------------------- ----------------------------------- ---------------------- ----------------------


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

Schedule 2
Leased Property Description

Shouguang City Houxing Area

Area: 2310 Acres

Lease Period: 50 years (11/01/2004-10/31/2054)
Lease Payment: (Annual Rent of $7.55/ Acre, totaled $872,550)
Payment terms: One-time payment paid off by LIU.
Ownership: The properties and mining rights of the lands above and underground 120 meters are belonged to owner.


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